Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use of our report for the years ended June 30, 2003 and 2002, dated August 10, 2004, in the Form 10-KSB for The American Energy Group, Ltd.

Chisholm, Bierwolf & Nilson
Bountiful, Utah
August 18, 2004


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